Exhibit 10(b)(v)

                            FIFTH AMENDMENT TO LEASE



AGREEMENT (this "Amendment") made as of the first day of December 2000, by and between LECHAR REALTY CORP., a New York corporation, with its principal office address at 1441 Broadway, New York NY 10018 ("Owner") and LIZ CLAIBORNE INC., a Delaware corporation qualified to do business in the State of New York, with its principal office and showroom address at 1441 Broadway, New York NY 10018 ("Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS:

(i) Owner and Tenant are parties to a lease (the "Original Lease"), dated as of January 1, 1990, as amended by letter agreement dated August 4, 1994, a First Amendment; Lease Extension and Modification Agreement dated as of January 1,
1998 (the "Second Amendment"), and a Third Amendment to Lease dated as of September 29,1999 (the "Third Amendment"), and Fourth Amendment to Lease dated as of July 1, 2000 (the "Fourth Amendment") (collectively, the "Lease"), for portions of the building at 1441 Broadway, a/k/a 575 Seventh Avenue, New York NY (the "Building"; except as otherwise expressly specified in this Amendment, all defined terms used in the Lease shall have the meanings herein that are ascribed to them in the Lease); and

(ii) Tenant and Owner have agreed to amend and modify the Lease upon the terms and conditions hereinafter set forth

NOW, THEREFORE, in consideration of Ten Dollars and 00/100 ($10.00) and other and further good and valuable consideration, including the mutual covenants hereinafter set forth, Owner and Tenant agree that the Lease is hereby amended and modified as follows:


          1. Owner hereby leases by Tenant and Tenant hereby hires from Owner the entire twenty-ninth (29th) floor of the Building containing 6,000


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               square  feet  ("Unit  2900") for a term  commencing  on  December
               1,2000, ending on December 31,2012 (as such date may be extended in accordance with the terms of the Lease). From and after December 1, 2000 Unit 2900 shall be and be deemed to be included in and part of the Demised Premises.

          2. From December 1, 2000 through and including December 31, 2012, the Fixed Annual Rent payable in respect of Unit 2900 is $285,000.00 per 12-month period.

          3. Article 36 of the Original Lease, as modified by Paragraph 1 B the First Amendment, shall apply to Unit 2900 as of December 1, 2000, except that Tenant's Proportionate Tax Share with respect to Unit 2900 shall mean 1.32% and the Base Taxes shall mean the Calendar Year 2001.

          4. Article 37 of the Original Lease, as modified by the First Amendment, shall apply to Unit 2900 commencing Calendar Year 2001.

          5. The electric charges to be paid by Tenant for Unit 2900 shall be as presently provided in the Lease.

          6.   Tenant accepts Unit 2900 in its present "as is" condition.

          7.   No broker has been involved with respect to this Fifth Amendment.

          8.   Paragraph 6 of the Third Amendment is hereby deleted.

Except as set forth above, the Lease is in all other respects hereby ratified and confirmed.
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.


                                                              OWNER:

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                                         Lechar Realty Corp.




                                         By: /s/ Leon H. Charney
                                            ------------------------------------
                                               Leon H. Charney, President




                                         TENANT:
                                         Liz Claiborne Inc.




                                         By: /s/ John DeFalco
                                            ------------------------------------
                                               John DeFalco, Vice President
                                               Profit Improvement and Facilities
                                               Management
















CONSENTED TO BY:
GENERAL ELECTRIC CAPITAL CORPORATION
Individually and as Agent



By:   [Illegible Signature]
   -------------------------------------
         Authorized Representative



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